Exhibit 10.1
IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

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JOHN C. CAMPBELL,
:
Plaintiff,
	:	C.A. No. 5199-VCS
v.
:
THE TALBOTS, INC., AEON (U.S.A.), INC.,
BPW ACQUISITION CORP., PERELLA	:
WEINBERG PARTNERS LP, JOSEPH R.
PERELLA, GARY S. BARANCIK,	:
MICHAEL KRAMER, JOHN W. GLEESON,
TSUTOMU KAJITA, MOTOYA OKADA,	:
GARY M. PFEIFFER, YOSHIHIRO SANO,
TRUDY F. SULLIVAN, SUSAN M. SWAIN,	:
and ISAO TSURUTA,
:
Defendants.
STIPULATION
     The parties, by their undersigned counsel, hereby stipulate and agree as follows:
     1. Plaintiff’s pending motion for a preliminary injunction is withdrawn, without prejudice.
     2. In exchange for withdrawal of the motion for a preliminary injunction, defendants agree that the following procedures will be implemented by The Talbots, Inc. (“Talbots”) and shall remain in place until at least the 2013 Annual Meeting of Shareholders of Talbots, subject in all cases other than (1) to the closing of the BPW merger and related transactions.
          a. The Talbots Board will not propose a certificate amendment to implement a classified board.
          b. The Talbots Board will not propose a certificate amendment to eliminate the right to act by consent or to require shareholder action by a supermajority or unanimous written consent.

          c. The Talbots bylaws will be amended to limit the number of directors to ten, a majority of which shall be independent.
          d. All directors of Talbots will stand for election at the 2010 Annual Meeting.
          e. The proxy statement for the 2010 Annual Meeting will contain further reasonable disclosures concerning the BPW/AEON transaction, as agreed upon with plaintiff, and incorporate by reference prior disclosures.
          f. The Nominating and Corporate Governance Committee of the Talbots Board shall review prior to the 2010 Annual Meeting, whether directors and committee chairmen shall be rotated among standing committees such as Audit, Nominating and Corporate Governance and Compensation, and add or substitute on these committees directors who are newly appointed or elected as the board determines to be appropriate.
          g. The Talbots Board will maintain the separation between the positions of Chairman of the Board and CEO, and will designate a lead director (who shall be an independent director) to preside in the absence of the Chairman of the Board.
          h. Directors of Talbots will be required to own Talbots stock at a certain value.
          i. There shall be no option or warrant repricing or exchange under Talbots’ equity incentive plans for employees and/or directors without stockholder approval.
          j. Section 2.6 of the Talbots bylaws will be amended to provide a majority of the entire board constitutes a quorum and will delete from Section 2.7 the requirement for the affirmative vote of a majority of the entire board for specified actions.
          k. Section 2.10 of the Talbots bylaws will be amended to require that director stock options, restricted shares or units and other director equity incentive compensation must be issued pursuant to a stockholder-approved plan.
          1. Talbots will send a Section 228 notice to stockholders substantially in the form previously provided by plaintiff’s counsel.
     3. This Stipulation does not constitute dismissal, settlement or withdrawal of any of plaintiff’s claims in the litigation.

PRICKETT, JONES & ELLIOTT, P.A.	SKADDEN, ARPS, SLATE, MEAGHER & FLOM, LLP

/s/ Paul A. Fioravanti, Jr. Michael Hanrahan (DE Bar No. 941)	/s/ Paul J. Lockwood Thomas J. Allingham II (DE Bar No. 476)
Elizabeth M. McGeever (DE Bar No. 2057)	Paul J. Lockwood (DE Bar No. 3369)
Paul A. Fioravanti, Jr. (DE Bar No. 3808)	One Rodney Square
Laina M. Herbert (DE Bar No. 4717)	P.O. Box 636
Kevin H. Davenport (DE Bar No. 5327) 1310 King Street Wilmington, DE 19801 (302) 888-6500	Wilmington, DE 19801 (302) 651-3000 Attorneys for Defendants
AEON (U.S.A.), Inc., Tsutomu Kajita, Motoya
Attorneys for Plaintiff	Okada, Yoshihiro Sano and Isao Tsuruta

RICHARDS, LAYTON & FINGER	PAUL, WEISS, RIFKIND, WHARTON & GARRISON, LLP

/s/ Anne C. Foster Anne C. Foster (DE Bar No. 2513)	/s/ Stephen P. Lamb Stephen P. Lamb (DE Bar No. 2053)
One Rodney Square	Brandywine Building
Wilmington, DE 19801	1000 N. West Street — Suite 1200
(302) 651-7700 Attorneys for Defendant Perella Weinberg Partners LP	Wilmington, DE 19801 (302) 655-4410 Attorneys for Defendant Trudy F. Sullivan

POTTER, ANDERSON & CORROON, LLP	ASHBY & GEDDES, P.A.

/s/ Brian C. Ralston Donald J. Wolfe, Jr. (DE Bar No. 285)	/s/ Philip Trainer, Jr. Philip Trainer, Jr. (DE Bar No. 2788)
Brian C. Ralston (DE Bar No. 3770)	500 Delaware Avenue
Hercules Plaza - 6th Floor	P.O. Box 1150
P.O. Box 951	Wilmington, DE 19899
Wilmington, DE 19899	(302) 654-18888
(302) 984-6000

Attorneys for Defendants	Attorney for Defendant
John W. Gleeson, Gary M. Pfeiffer, and	The Talbots, Inc.
Susan M. Swain

MORRIS, NICHOLS, ARSHT & TUNNELL LLP

/s/ Jon E. Abramczyk Jon E. Abramczyk (DE Bar No. 2432)
1201 North Market Street
P.O. Box 1347
Wilmington, DE 19899 (302) 658-9200

Attorneys for Defendants
BPW Acquisition Corp., Joseph R. Perella,
Gary S. Barancik and Michael Kramer

DATED: March 6, 2010

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